Certification of Principal Executive Officer/Principal Financial and Accounting Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Stephane Pilon, the President, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer of Brisset Beer International, Inc. (the "Company"), hereby certify, that, to my knowledge:

1.
The Quarterly Report on Form 10-Q/A for the period ended August 31, 2016 (the "Report") of the Company fully complies with the requirements of Section 13(a)/15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 2, 2018
By: /s/ Stephane Pilon Stephane Pilon President, Chief Executive Officer, Chief Financial Officer and Treasurer (Principal Executive, Financial, and Accounting Officer)